UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 28, 2015

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 1.01 Entry into a Material Definitive Agreement

On January 28, 2015, Advent Software, Inc. (the “Company”) entered into a definitive amendment to its lease at 600 Townsend Street in San Francisco, California with Toda America, Inc. (the “Landlord”) whereby the term of such lease has been extended for an additional ten (10) years commencing on November 1, 2016 and ending October 31, 2026 and whereby the Company’s total leased space will be reduced from approximately 158,000 square feet to approximately 129,000 square feet by November 1, 2016. The Company’s contractual operating lease obligation under this agreement with respect to the renewal term is approximately $70.5 million commencing on November 1, 2016, payable over the ten-year renewal term. Additionally, the Company anticipates approximately $6 million of leasehold improvements, of which $1.3 million will be funded by the Landlord and approximately $5 million will be paid directly by the Company.

ITEM 2.02 Results of Operations and Financial Condition

On February 2, 2015, the Company announced its results of operations for the fourth quarter and fiscal year ended December 31, 2014. A copy of the Company’s press release announcing such results dated February 2, 2015 is attached hereto as Exhibit 99.1. This Current Report on Form 8-K and the attached exhibits are furnished to, but not filed with, the U.S. Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
10.1	Lease amendment dated January 28, 2015 between Toda America, Inc. and Advent Software, Inc. for facilities located at 600 Townsend Street in San Francisco, California
99.1	Press release announcing results of operations dated February 2, 2015
99.2	Fourth quarter 2014 earnings highlights dated February 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox
Executive Vice President and
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated:  February 2, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Lease amendment dated January 28, 2015 between Toda America, Inc. and Advent Software, Inc. for facilities located at 600 Townsend Street in San Francisco, California
99.1	Press release announcing results of operations dated February 2, 2015
99.2	Fourth quarter 2014 earnings highlights dated February 2, 2015